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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982


                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

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                       Supplement Dated September 17, 2004
                                       to
                          Prospectus Dated May 1, 2004

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Re-Opening of Value Fund
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     The Board of Directors of Heartland Group, Inc. ("Heartland" or the
"Funds") has determined to re-open the Value Fund effective December 28, 2004. Beginning on that date, new accounts may be opened in the Value Fund subject to an initial minimum purchase of $5,000 (or $500 for Individual Retirement and Coverdell Education Savings Accounts) Investment minimums are waived when an account is established with an automatic investment plan.

Imposition of Early Redemption Fee
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     Shares of any Heartland Fund purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days will be assessed a 2% fee on the current net asset value of the shares. The fee will apply to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is paid to the applicable Fund and is deducted from the redemption proceeds. The purpose of this early redemption fee is to discourage market timing and other short-term trading in the Funds. Short-term trading may be disruptive to the Funds' normal investment operations and harmful to the interests of long-term shareholders. Heartland reserves the right to modify the terms of or terminate this fee at any time upon notice to shareholders.

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     The early redemption fee will be waived under the following circumstances:

     a. For shares purchased for an account registered as either an Individual Retirement or Coverdell Education Savings Account, or a tax-qualified retirement plan on the books of the Funds' transfer agent or on the books of certain other third parties that are authorized agents of the Funds;

     b. For shares purchased by automatic reinvestment of income or capital gains distributions from any Heartland Fund or the BNY Hamilton Treasury Money Fund;

     c. Shares purchased through the Funds' automatic investment plan; and

     d. Shares redeemed through the Funds' systematic withdrawal plan.

     In addition, the early redemption fee may be waived if the Funds do not have the capability to charge the fee. For example, this may occur if the Funds cannot reasonably identify a shareholder who trades through an omnibus account held by a third party or financial intermediary, or reasonably detect short-term trading through such an account.

     The last sentence of the paragraph under "Excessive Account Activity" on page 17 of the Prospectus is deleted.

Select Value Fund - Investment Management Team
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     Beginning September 17, 2004, the team of investment professionals managing the Select Value Fund will consist of Hugh F. Denison, David C. Fondrie and Theodore D. Baszler. Eric J. Miller will no longer be a member of the investment management team for the Select Value Fund. Mr. Miller, Chief Executive Officer of Heartland and Senior Vice President of Heartland Advisors, Inc., will continue to serve as a portfolio manager on the investment management teams for the Value and Value Plus Funds.

Value Fund - Investment Management Team
---------------------------------------

     As previously disclosed in a Prospectus Supplement dated June 10, 2004, effective June 14, 2004, the Value Fund will be managed by a team of investment professionals, consisting of William J. Nasgovitz, Eric J. Miller and Bradford
A. Evans. The team will jointly develop and implement investment strategies for the Value Fund.

     Mr. Nasgovitz has been a portfolio manager of the Value Fund since commencement of its operations. He has also served on the investment

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management team for the Value Plus Fund since April 2003. Mr. Nasgovitz is
President and Chief Executive Officer of Heartland Advisors and is the President and a Director of Heartland.

     Mr. Miller, a Certified Management Accountant (CMA), has served as a portfolio manager for the Value Fund since July 1997. He has also served as a portfolio manager or member of the investment management team for the Select Value Fund since September 1999 and for the Value Plus Fund since April 2003. Mr. Miller, who also serves as a portfolio manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as an Equity Research Analyst in January 1994, and since January 2004 has served as Chief Executive Officer of Heartland. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

     Mr. Evans, a Chartered Financial Analyst (CFA), is a Vice President and portfolio manager for Heartland Advisors, having rejoined the firm in June 2004 after serving as Vice President and Research Analyst for High Rock Capital, LLC from April 2001 to June 2004. He had previously been employed by Heartland Advisors from January 1996 to April 2001, first as a Research Associate and then as a Research Analyst. Mr. Evans graduated, with honors, from the University of Wisconsin in 1995, with a B.A. in International Relations, Russian and Political Science.

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